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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JUNE 6, 2006


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

          NEVADA                    001-16699                     75-2590292
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (323) 582-9977

                                 NOT APPLICABLE
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                  (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.


         In a notice provided to the board of directors ("Board") of Overhill Farms, Inc. ("Company") on June 6, 2006, John E. McConnaughy, Jr. voluntarily resigned from his position on the Company's board, effective as of the close of business on July 14, 2006. There was no disagreement between Mr. McConnaughy and the Company on any matter relating to the Company's operations, policies, practices or otherwise.

         Currently, eight persons serve on the Board. The Board decreased the authorized number of directors on the Board from nine to seven effective July 14, 2006. Mr. McConnaughy is expected to continue to serve on the Company's Board and Audit, Compensation and Nominating and Governance Committees until his resignation takes effect at the close of business on July 14, 2006.

         To ensure the Company's continued compliance with American Stock Exchange board committee independence rules, the Board deemed it to be in the best interests of the Company and its stockholders to appoint an independent member to replace Mr. McConnaughy on the standing Audit, Compensation and Nominating and Governance Committees. Accordingly, effective as of the close of business on July 14, 2006, Louis J. Giraudo will become a member of the Company's Audit Committee and will continue serving as a member of the Compensation Committee, and Alexander Auerbach will become a member of the Company's Compensation and Nominating and Governance Committees. Also effective as of the close of business on July 14, 2006, current Audit Committee member Alexander Rodetis will begin serving as chairman of the Audit Committee, and Mr. Auerbach will begin serving as chairman of the Compensation Committee. Director Geoffrey Gerard will continue serving as chairman of the Nominating and Governance Committee and as a member of the Audit and Compensation Committees.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 12, 2006              OVERHILL FARMS, INC.


                                  By: /s/ John L. Steinbrun
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                                      John L. Steinbrun, Chief Financial Officer